UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 8, 2011
(Date of earliest event reported)

NATURAL RESOURCES USA CORPORATION
(Exact name of registrant as specified in its charter)

000-15474
(Commission File Number)

Utah	87-0403973
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3200 County Road 31, Rifle, Colorado 81650
(Address of principal executive offices, including zip code)

(214) 253-2556
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Change of Control
Item 8.01	Other Events

Short-form Merger

On August 8, 2011, Green SEA Resources Inc. (“Green SEA”), the majority owner of Natural Resources USA Corporation (the “Company”), filed a Schedule 13E-3 with the Securities and Exchange Commission to disclose its intent to take the Company private pursuant to a short form merger (“Merger”) under the Utah Revised Business Corporation Act (the “URBCA”).  The terms of the Merger are described in more detail in the transaction statement filed as Exhibit (a)(1) to the Schedule 13E-3 filed by Green SEA on August 8, 2011 (the “Transaction Statement”).

The Company was informed of the Merger by Green SEA on August 2, 2011 and filed a Current Report on Form 8-K on August 3, 2011 which was updated on August 4, 2011.  The Board of Directors of the Company has not approved, and pursuant to the URBCA is not required to approve, any action in connection with the Merger.  Further, pursuant to the URBCA, a vote of the shareholders of the Company is not required to effect the Merger.

Under the URBCA, the effective date of the Merger may not be earlier than 10 days after the mailing to the Company’s shareholders of the Transaction Statement which contains a summary of the plan of merger pursuant to which the Merger will be effected.  Additionally, in accordance with Schedule 13E-3, the Company understands that the Merger will not be consummated until at least 30 days after the filing of the Schedule 13E-3 on August 8, 2011.

Pursuant to the proposed Merger, each outstanding share of common stock of the Company other than those shares beneficially owned by Green SEA and any shares owned by shareholders who properly exercise their statutory right to dissent under the URBCA will be converted into the right to receive $0.57 in cash.  The statutory right of each shareholder to dissent from the Merger under the URBCA, and the process by which a shareholder may exercise its statutory right to dissent under the URBCA, is described in detail in the Transaction Statement.

Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2011

The Company was unable to file its quarterly report on Form 10-Q for the quarter ended June 30, 2011 and cannot until it finalizes the restatement of its financial statements as previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2011.  The Company expects to file its quarterly report on Form 10-Q for the quarter ended on June 30, 2011 as expeditiously as possible following the filing of the amended Form 10K-T for the transition period ended December 31, 2010 and the Form 10-Q for the first quarter ended March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCES USA CORPORATION (Registrant)

Date: August 23, 2011	By:	/s/ Robert van Mourik
	Name:	Robert van Mourik
	Title:	Chief Financial Officer